                                                                      EXHIBIT 99




                      TENTH AMENDMENT TO CREDIT AGREEMENT
                            DATED AS OF JUNE 2, 1997

         This TENTH AMENDMENT TO CREDIT AGREEMENT dated as of June 2, 1997 (this "Amendment") to the Credit Agreement dated as of April 6, 1995, as amended by that certain First Amendment and Waiver dated as of August 9, 1995, that certain Second Amendment dated as of September 7, 1995, that certain Third Amendment and Limited Waiver dated as of September 29, 1995, that certain Fourth Amendment and Limited Waiver to Credit Agreement and First Amendment to Security Documents dated as of October 13, 1995, that certain Fifth Amendment dated as of February 6, 1996, that certain Sixth Amendment to Credit Agreement dated as of April 19, 1996, that certain Seventh Amendment to Credit Agreement dated as of July 3, 1996, that certain Eighth Amendment to Credit Agreement dated as of December 3, 1996 and that certain Ninth Amendment to Credit Agreement dated as of March 14, 1997 (as so amended, the "Credit Agreement"), is by and among CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Coram"), CORAM, INC., a Delaware corporation (the "Borrower") and a wholly-owned subsidiary of Coram, EACH SUBSIDIARY GUARANTOR (as defined in the Credit Agreement) listed on Exhibit A hereto, THE FINANCIAL INSTITUTIONS PARTY HERETO (the "Lenders"), THE CHASE MANHATTAN BANK (formerly known as Chemical Bank) as agent for the Lenders (in such capacity, the "Administrative Agent"), and THE CHASE MANHATTAN BANK as collateral agent for the Lenders (in such capacity, the "Collateral Agent"). Capitalized terms used herein without definitions shall have the respective meanings assigned in the Credit Agreement.

                                    RECITALS

                 WHEREAS, pursuant to one or more assignment agreements, including a Master Assignment and Acceptance Agreement dated as of the date hereof between Goldman Sachs Credit Partners L.P. ("GSCP") as Assignee and each of the financial institutions (other than GSCP) as Assignor which were parties to the Credit Agreement as Lenders (the "Existing Lenders") immediately prior to the effectiveness of each such assignment agreement, GSCP has acquired all of the Loans and the Commitments of the Existing Lenders under the Credit Agreement; and

                 WHEREAS, pursuant to this Tenth Amendment the Lenders have confirmed the appointment of the Administrative Agent and Collateral Agent to continue to act as Administrative Agent and Collateral Agent with effect from the Tenth Amendment Effective Date; and
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                 WHEREAS, the Fronting Bank has notified the Administrative
Agent that it does not wish to continue as Fronting Bank, and the Administrative Agent and the Lenders have accepted such resignation with effect from the Tenth Amendment Effective Date, notwithstanding that 180 days' prior written notice as required by Section 2.21(j)(i) of the Credit Agreement has not been given; and

                 WHEREAS, Coram and Borrower have requested Lenders to amend the Credit Agreement to (i) reinstate the ability to borrow and repay Revolving Loans from time to time, (ii) extend the maturity thereof, (iii) modify the applicable interest rates, (iv) change the application of certain financial covenants, (v) make certain changes to the negative pledge, mandatory prepayment and permitted acquisitions covenants and (vi) make certain other amendments, each upon the terms set forth herein; and

                 WHEREAS, subject to the terms and conditions contained herein, Lenders have agreed to amend the Credit Agreement as provided herein;

                 NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the Borrower, Coram, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the undersigned Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. AMENDMENTS TO THE LOAN DOCUMENTS

         1.1 AMENDMENTS TO ARTICLE I:  DEFINITIONS.

         (A) Section 1.01 of the Credit Agreement is hereby amended as of the Tenth Amendment Effective Date by deleting the existing definitions of "Administrative Agent Fees", "Aggregate Overline Exposure", "Applicable Overline Percentage", "L/C Collateral Account", "L/C Commitment", "L/C Disbursement", "L/C Exposure", "L/C Participation Fee", "Overline Borrowing", "Overline Commitment", "Overline Exposure", "Overline L/C Exposure", "Overline Letters of Credit", "Overline Loans", "Overline Maturity Date" and "Total Overline Commitment" in their entirety.

         (B) Section 1.01 of the Credit Agreement is hereby amended as of the Tenth Amendment Effective Date by amending and restating the definitions of "Applicable Commitment Fee Percentage", "Applicable Margin", "Excess Cash Amount", "Fee





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Letter", "Fees", "LIBO Rate", "Loan Documents", "Loans", "Revolving Credit
Maturity Date", "Specified Cash Amount" and "Term Loan Maturity Date" as follows:

                 "Applicable Commitment Fee Percentage" shall mean 0.50%.

                 "Applicable Margin" shall mean for any date (i) with respect to the Loans comprising any Eurodollar Borrowing, 3.25% and (ii) with respect to the Loans comprising any ABR Borrowing, 2.25%.

                 "Applicable Percentage" of any Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender's Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Applicable Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect.

                 "Excess Cash Amount" shall mean, as of any date of determination, the amount (if any) by which the sum of (i) the aggregate amount of cash and Cash Equivalents of Coram and its Subsidiaries plus (ii) the remainder of (a) the aggregate amount of Total Revolving Credit Commitment minus (b) the aggregate principal amount of outstanding Revolving Loans, in each case measured as of such date of determination exceeds the applicable Specified Cash Amount.

                 "Fee Letter" shall mean the fee letter dated May 23, 1997, among Coram, the Borrower and GSCP.

                 "Fees"  shall mean the Commitment Fees and the GSCP Fees.

                 "LIBO Rate" shall mean with respect to any Eurodollar Borrowing, a rate of interest determined by the Administrative Agent equal to the offered rate for deposits in United States Dollars for the applicable Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of each Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used). If such interest rates shall cease to be available from Telerate News Service, the LIBO Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to the Administrative Agent and the Borrower.

                 "Loan Documents" shall mean this Agreement, each amendment to this Agreement, any notes issued by the Borrower in favor of a Lender to evidence all or





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
any part of the Obligations, the Fee Letter, the Guarantee Agreements, the Security Documents and the Indemnity, Subrogation and Contribution Agreement.

                 "Loans" shall mean the Revolving Loans and the Term Loans.

                 "Revolving Credit Maturity Date" shall mean the earlier of (i) the Subordinated Rollover Notes Conversion Date and (ii) May 31, 1998.

                 "Specified Cash Amount" shall mean, as of any date of determination, $20,000,000.

                 "Term Loan Maturity Date" shall mean the earlier of (i) the Subordinated Rollover Notes Conversion Date and (ii) May 31, 1998.

         (C) The definition of "Net Proceeds" contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (c) thereof, (ii) deleting the punctuation "." from the end of the clause (d) thereof and substituting "; and" therefor and (iii) adding the following at the end of such definition:

                 "(e) the cash proceeds from a non-operating source not described in clauses (a) - (d) above, including without limitation all proceeds of any recovery (by judgment, settlement or otherwise) in any litigation, including the pending action against Caremark, Caremark International Inc. and others except for (i) the aggregate amount of reserves for subrogation claims required, in accordance with GAAP, to be established in connection with any such litigation; provided that cash in amount equal to the aggregate amount of such reserves is delivered to the Administrative Agent to be held in a blocked account pursuant to an escrow agreement satisfactory in form and substance to the Administrative Agent, (ii) at the Borrower's option in the case of the Caremark litigation, an aggregate amount (not to exceed $1,000,000) to be used by the Borrower for general corporate purposes (including, without limitation, the payment of any accrued and unpaid legal fees as of the date of receipt of such proceeds) and (iii) the aggregate amount of taxes reasonably estimated by the Borrower (as certified in an officer's certificate delivered to the Administrative Agent) to be payable as result of the receipt of such proceeds."

         (D) The definition of "Permitted Business Acquisition" is hereby amended by deleting paragraph (d)(iii) thereof and renumbering paragraph
(d)(iv) as (d)(iii).





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         (E)     Section 1.01 is hereby amended by adding the following new definitions in appropriate alphabetical order:

                 "GSCP" shall mean Goldman Sachs Credit Partners L.P.

                 "GSCP Fees" shall have the meaning assigned to such term in
Section 2.05(b).

                 "Subordinated Rollover Notes Conversion Date" shall mean the date on which any obligation (including, without limitation, any interest or fees (whether accrued or past due)) with respect to the Subordinated Bridge Notes or any Subordinated Rollover Notes (other than the reimbursement by the Borrower of reasonable expenses related to the Subordinated Bridge Notes or any Subordinated Rollover Notes) becomes payable in cash in accordance the Borrower Securities Purchase Agreement, as amended and supplemented by the letters dated October 13, 1995 and March 28, 1997 among Coram, the Borrower and DLJ.

                 "Tenth Amendment" means that certain Tenth Amendment to Credit Agreement dated as of June 2, 1997 by and among the Borrower, Coram, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

                 "Tenth Amendment Effective Date" means the date the Tenth Amendment became effective in accordance with its terms.





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
         1.2 AMENDMENTS TO ARTICLE II:  THE CREDITS.

         (A) Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                          "SECTION 2.01. Commitments. Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) to maintain as Term Loans hereunder Loans outstanding on the Tenth Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Lender's name on Schedule 2.01, as the same may be reduced from time to time in accordance with the terms of this Agreement and (b) to lend from time to time during the period from the Tenth Amendment Effective Date to the Revolving Credit Maturity Date, Revolving Loans (including any Loans outstanding on the Tenth Amendment Effective Date that are not maintained as Term Loans pursuant to clause (a) above) in an aggregate principal amount not to exceed the Revolving Credit Commitment of such Lender as initially set forth on Schedule 2.01, as such Revolving Credit Commitment shall be reduced from time to time in accordance with the terms of this Agreement. As of the Tenth Amendment Effective Date, the amount of the aggregate Term Loan Commitments is $115,000,000 and the amount of the Total Revolving Credit Commitment is $35,000,000.

                 The Borrower, Coram, the Lenders and the Administrative Agent each hereby agree that, from and after the Tenth Amendment Effective Date, no Overline Loans shall be made and no Letters of Credit shall be issued under this Agreement and all outstanding Overline Loans shall be maintained as Term Loans or Revolving Loans, as the case may be."

         (B) Section 2.05(b) shall be deleted and replaced with the following:

                 "(b) The Borrower agrees the pay to GSCP, for its own account, the fees set forth in the Fee Letter at the time specified therein (the "GSCP Fees")."

         (C) Section 2.11(a) shall be deleted and replaced with the following:





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
                 "(a) the Term Borrowings shall be payable in full on the Term Loan Maturity Date."

         (D) Section 2.12(j) shall be deleted and replaced with the following:

                 "(j) Not later than 5 Business Days after the end of each fiscal year of the Borrower, the Borrower shall (i) calculate the Excess Cash Amount for such fiscal year and shall apply 100% of the Excess Cash Amount to prepay Term Borrowings (and, after the Term Loans have been paid in full, Revolving Credit Borrowings) and (ii) deliver to the Administrative Agent and GSCP (provided GSCP is a Lender) a certificate signed by any Financial Officer of the Borrower setting forth the amount, if any, of Excess Cash Amount for such fiscal year and the calculation thereof in reasonable detail."

         (E)     A new Section 2.12(k) shall be added as follows:

                 "(k) If at any time the balance in the Chemical Cash Concentration Account shall exceed $5,000,000, the Borrower shall apply 100% of such excess to prepay Revolving Credit Borrowings. Any such prepayment shall be made in accordance with the provisions set forth in this Section 2.12 and the Security Agreement (to the extent such provisions relate to the prepayment of Revolving Loans and Revolving Credit Borrowings hereunder)."

         (F)     A new Section 2.24 shall be added as follows:

                          "SECTION 2.24.   Additional Financing.  Upon the
                 written request of the Borrower made to GSCP (which shall promptly furnish a copy of such notice to the Lenders), the Lenders will consider providing, but shall be under no obligation to provide, additional financing of up to $10,000,000 in additional loans to be used by the Borrower towards Permitted Business Acquisitions. If the Lenders agree to make any such additional loans available, such loans will be made pursuant to this Agreement on substantially similar terms as the Term Loans and Revolving Loans hereunder."

         1.3 AMENDMENTS TO ARTICLE III:  REPRESENTATIONS AND
         WARRANTIES.





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         Subsection 3.06 of the Credit Agreement is hereby amended by deleting the phrase "the Fourth Amendment Effective Date" therefrom and substituting the phrase "the Tenth Amendment Effective Date" therefor.

         1.4     AMENDMENTS TO ARTICLE VI:  NEGATIVE COVENANTS

         (A) Section 6.02 is hereby amended and restated in its entirety as follows:

                 "SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it, including any property or assets of the Lithotripsy Partnerships, and on any income or revenues or rights in respect of any thereof, except:

                 (a) Liens on property or assets of the Borrower, its Subsidiaries and the Lithotripsy Partnerships existing on the date hereof and set forth in Schedule 6.02, provided that (subject to the provisions of subsection (l) below) such Liens shall secure only those obligations that they secure on the date hereof;

                 (b)      any Lien created under the Loan Documents;

                 (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower, any Subsidiary or the Lithotripsy Partnerships, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary or such Lithotripsy Partnership;

                 (d) Liens for taxes not yet due or that are being contested in compliance with Section 5.03;

                 (e) carriers', warehousemen's, mechanic's, materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or that are being contested in compliance with Section 5.03;

                 (f) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;





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                 (g)      deposits to secure the performance of bids, trade
         contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                 (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower, any of its Subsidiaries or the Lithotripsy Partnerships;

                 (i) any Lien existing or arising by operation of law in the ordinary course of business of Coram, the Borrower, the Subsidiaries and the Lithotripsy Partnerships, such as banker's Liens or similar rights of offset

                 (j) (i) Liens placed upon real or personal property acquired or held in the ordinary course of business at the time of acquisition or improvement of such property to secure the purchase price thereof or incurred solely to finance the acquisition or improvement of such property, provided that (A) such Liens do not cover property other than the property acquired or improved and (B) the Indebtedness secured by such Liens does not in any case exceed the lesser of the cost or fair market value of such property at the time of such acquisition, and (ii) liens incurred in connection with Capital Lease Obligations, so long as the aggregate principal amount of Indebtedness secured by the Liens permitted pursuant to this paragraph (j) is permitted pursuant to Section 6.01(p);

                 (k) attachment or judgment Liens not in excess of $2,500,000 in the aggregate and any other immaterial attachment or judgment Lien discharged within 30 days of the entry of judgment or the expiry of stay (provided that no foreclosure action has been commenced with respect to such Liens that has not been stayed or discharged within thirty (30) days);

                 (l) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in paragraphs (a), (c) and (j) above, provided that (i) any extension, renewal or replacement Lien is limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced is





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
         not increased and (ii) the extension, renewal or refinancing of such Indebtedness is permitted pursuant to Section 6.01; and

                 (m) other consensual Liens that do not encumber any accounts or notes receivable securing Indebtedness and other liabilities not exceeding $5,000,000 in the aggregate at any time outstanding.

         (B)     Section 6.04 of the Credit Agreement is hereby amended by:

         (i) deleting clause (d) in its entirety and replacing it with the following:

                 "(d)     Investments constituting Permitted Business
         Acquisitions made as Capital Expenditures pursuant to Section 6.11, provided that the aggregate amount of consideration (whether cash or property, as valued at the time such investment is made), including the amount of all liabilities assumed or, in the case of an acquisition of a corporation or partnership, plus the amount of liabilities shown on a balance sheet of such corporation or partnership at the time of acquisition, for all such Permitted Business Acquisitions shall not exceed $5,000,000 in the aggregate following the Tenth Amendment Effective Date (excluding the consideration paid for the acquisition of the business of Metropolitan Lithotripsy Associates, P.C. and certain affiliated entities)."

         (ii) Deleting the last paragraph of Section 6.04 and replacing it with the following:

         "Notwithstanding the foregoing, at any time that the Subordinated Bridge Notes or any Subordinated Rollover Notes shall remain outstanding or any amounts shall remain outstanding or unpaid thereon, neither Coram, the Borrower nor any Subsidiary shall make any of the foregoing investments except those permitted pursuant to Section 6.04(d) or except as may be permitted in accordance with Sections 6.8 and 6.10 of the Borrower Securities Purchase Agreement."

         (C) Section 6.13 of the Credit Agreement is hereby amended by adding the following at the end of the table set forth therein:





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
                 "Period                                            Amount
                  ------                                            ------
         April 1, 1997 - June 30, 1997                              $11,000,000
         July 1, 1997 - September 30, 1997
                 and quarterly thereafter                           $15,000,000"

         (D) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                 "SECTION 6.14. Operating Cash Flow. Permit the aggregate operating cash flow on a consolidated basis for Coram and its Subsidiaries, as reported in the statements of consolidated receipts and disbursements delivered pursuant to Section 5.04(l) and calculated on the same basis as in the most recent cash flow forecast delivered on or prior to the Tenth Amendment Effective Date in accordance with the provisions of Section 5.04(k), to be less than zero for any calendar month."

         (E)     A new Section 6.17 shall be added as follows:

         "SECTION 6.17. Cash Disbursement Accounts. Permit any disbursement or funding account (including any funding accounts maintained with the Collateral Agent) at any time to contain a balance in excess of that required to meet disbursements actually incurred and to pay benefits, payroll or other recurring expenses of the Borrower on the due date therefor."

         1.6 AMENDMENTS TO ARTICLE VIII: THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

                 Article VIII is hereby amended by deleting clauses (b) and (c) of the first paragraph thereof and replacing both clauses with "[INTENTIONALLY OMITTED]".

         1.7     AMENDMENTS TO ARTICLE IX:  MISCELLANEOUS

         (A) Section 9.04(b) shall be amended by deleting clause (i) thereof in its entirety and replacing it with the following:





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         "(i)  except in the case of an assignment to a Lender or an Affiliate of a Lender, GSCP (provided GSCP is a Lender) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld),.."

         (B) Section 9.04 shall be amended by adding a new Section 9.04(k) as follows:

                 "(k)     The Lenders reserve the right to sell, by assignment
         or participation, portions of their interests, rights and obligations under this Agreement and the Loan Documents to banks or other entities (each a "Participant") in order to establish primary and secondary positions among such Participants with respect to the Loans and the Collateral for such Loans. The Borrower agrees to execute such additional documentation as GSCP may reasonably require in connection with any such assignments and participations."

         (C) Section 9.08 shall be amended by adding a new Section 9.08(c) as follows:

                 "(c)     At the request of GSCP at any time following the
         Tenth Amendment Effective Date, the Borrower will amend the Credit Agreement to provide for the Loans to be divided into senior and junior tranches, with the benefit of senior and junior Liens in the Collateral."

         1.8     AMENDMENTS TO THE SCHEDULES

         The Credit Agreement is hereby amended by deleting Schedule 2.01 therefrom and replacing it with the Schedule 2.01 attached hereto.

         1.9     AMENDMENTS TO THE PLEDGE AGREEMENT

         The Pledge Agreement is hereby amended as of the Tenth Amendment Effective Date by deleting Section 2.01(b) therefrom and replacing it with the following:

                 "(b)     all of any other equity or other ownership interest
         of any Pledgor in the Borrower or any Subsidiary or any subsidiary of such Pledgor, including, if such entity is a corporation, all shares, certificates or the like evidencing the Pledgor's ownership therein (the securities referred to in clause (a) and this clause (b), collectively, the "Pledged Stock"), and, including, without limitation, any and all interests of any Pledgor in and to the Lithotripsy





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
         Partnerships, provided that, except where Coram, the Borrower of any of their subsidiaries directly or indirectly owns 100% of the partnership interests in such Lithotripsy Partnership, such pledge shall be only to the extent such pledge would not be a violation of the applicable partnership agreement or related documents."

SECTION 2. CONDITIONS TO EFFECTIVENESS

         Sections 1, 6 and 7 of this Amendment shall become effective only upon the satisfaction of all of the following conditions (the date of satisfaction of such conditions being referred to herein as the "Tenth Amendment Effective Date"):

                      A. Amendment Documents. The Administrative Agent and GSCP shall have received a counterpart of this Amendment, duly executed and delivered by an authorized officer of each Loan Party and each Lender.

                      B. Corporate Proceeding of the Loan Parties. The Administrative Agent and GSCP shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent and GSCP, of the Board of Directors of each Loan Party authorizing (i) the execution, delivery and performance of each of this Amendment and (ii) with respect to the Borrower, the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the applicable Loan Party as of the Tenth Amendment Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and GSCP, and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                      C. Incumbency Certificate. The Administrative Agent and GSCP shall have received a Certificate of each Loan Party, dated as of the Amendment Effective Date, as to the incumbency and signature of the officers of the applicable Loan Party executing any Amendment Document satisfactory in form and substance to the Administrative Agent and GSCP.

                      D. Corporate Documents. The Administrative Agent and GSCP shall have received true and complete copies of the certificate of incorporation and by-laws of the Borrower and Coram, certified as of the Tenth Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Borrower and Coram, respectively.





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
                      E. Good Standing Certificates. The Administrative Agent and GSCP shall have received copies of good standing certificates with respect to the Borrower, Coram, T2, Medisys, HealthInfusion and Curaflex (together with verification of tax status) dated as of a recent date prior to the Tenth Amendment Effective Date, and certified by the Secretary of State of the respective jurisdiction of incorporation of such Loan Party.

                      F. Consents, Licenses, Approvals, Etc. The Administrative Agent and GSCP shall have received, a certificate of an officer of the Borrower either (i) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by the Loan Parties, and the validity and enforceability against the Borrower of, this Amendment and such consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, licenses, or approvals are so required.

                      G. Legal Opinions. The Administrative Agent and GSCP shall have received, with a counterpart for each Lender, such executed legal opinions of the counsel to the Loan Parties as the Administrative Agent and GSCP may reasonably require, in form and substance satisfactory to the Administrative Agent and GSCP.

                      H. Payment of Fees and Expenses. The Borrower shall have paid (i) to GSCP a facility fee in the amount set forth in the Fee Letter,
(ii) for distribution to the applicable parties (without double-counting), all other fees and expenses required to be paid by it on or prior to the Tenth Amendment Effective Date and (iii) all fees and disbursements (including reasonable attorneys fees), in an amount not to exceed $150,000 with respect to such fees and expenses incurred on or prior to the Tenth Amendment Effective Date, of GSCP incurred in connection with this Amendment and the transactions contemplated hereby or, to the extent not paid on the Tenth Amendment Effective Date, promptly following receipt of an invoice therefor.

                      I. Representations and Warranties. The representations and warranties contained in Section 3 of this Amendment shall be true, correct and complete in all material respects on and as of the Tenth Amendment Effective Date.

                      J.   UCC Financing Statements.   Any documents
(including without limitation, financing statements) required to be filed (if any) in order to create, in favor of the Collateral Agent for the benefit of the Lenders, a first priority security interest in the Collateral with respect to which a security interest may be perfected by a filing under the Uniform Commercial Code or with the Patent and Trademark Office or





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
Copyright Office shall have been properly filed in each office in each jurisdiction required in order to create in favor of the Collateral Agent a perfected Lien on the Collateral; and the Collateral Agent shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

SECTION 3. REPRESENTATIONS AND WARRANTIES

                 A. Each of Coram, the Borrower and each of the Subsidiary Guarantors represents and warrants to each of the Lenders that:

                          1.      The execution, delivery and performance of
this Amendment by each of the Loan Parties (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Coram, the Borrower or any other Loan Party, (B) any order of any Governmental Authority or (C) any provisions of any indenture, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with note or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets of any Loan Party.

                          2.      Each Loan Party has all requisite corporate
power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and, with respect to Coram and the Borrower, the Credit Agreement. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of each Loan Party thereto enforceable against each such Loan Party in accordance with its terms.

                          3.      The representations and warranties contained
in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date, and except for those representations and warranties in Sections 3.05 and 3.15 of the Credit Agreement to the extent such representations and warranties relate to the Acquired Business, and except for those representations and warranties in Section 3.09 of the Credit Agreement with respect to each of the matters referred to in the section entitled "Legal Proceedings" of Coram's Quarterly Report on Form 10-Q for the period ended March 31, 1997.

                          4.      The Subsidiary Guarantors listed on Annex I
constitute all of the subsidiaries of Coram and the Borrower.

                          5.      Schedule I to the Master Assignment and
Acceptance referred to in the first recital to this Amendment accurately sets forth the principal amount of all Loans outstanding and the Lenders with respect to such Loans, in each case immediately prior to the Tenth Amendment Effective Date (except for the Loans by GSCP which are not reflected on such Schedule).

                 B. GSCP represents and warrants to each of Coram, the Borrower and each of the Subsidiary Guarantors that:

                          1.      GSCP has all requisite partnership authority
to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

SECTION 4. APPLICABLE LAW

         THE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. NO NOVATION

                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, or any amendment thereto, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any amendment thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                 Each Loan Party acknowledges and agrees that (i) each of the Guarantee Agreements and Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution and effectiveness of this Amendment and (ii) all obligations outstanding under the Credit Agreement on the date hereof are owing without defense, offset or counterclaim of any kind.

SECTION 6. CONFIRMATION OF APPOINTMENT OF ADMINISTRATIVE AGENT AND COLLATERAL
           AGENT; REMOVAL OF AGENTS

                 The Lenders hereby confirm the appointment of The Chase Manhattan Bank ("Chase") to continue as Administrative Agent and Collateral Agent under the Credit Agreement and the Loan Documents. The Required Lenders may remove Chase as Administrative Agent and/or Collateral Agent at any time by giving not less than 30 days' notice to Chase. Any such removal shall take effect upon expiry of such notice, provided, however, that the Required Lenders shall have appointed a successor agent to act as Administrative and/or Collateral Agent, as the case may be, under the Credit Agreement with effect from such removal. Any successor Agent shall be subject to the Borrower's approval, which shall not be unreasonably withheld.

SECTION 7. CONSENT TO METROPOLITAN LITHOTRIPSY ACQUISITION

                 At the request of Coram and the Borrower, the Lenders hereby consent to the acquisition of the business of Metropolitan Lithotripsy Associates, P.C. ("MLA") and certain of its affiliates (the "Acquisition"); provided that the aggregate purchase price paid by Coram and its Subsidiaries does not exceed $10,500,000.

                 Without limiting the generality of the provisions of subsection 9.08 of the Credit Agreement, the consent set forth herein shall be limited precisely as written and is provided solely for the purpose of permitting the Borrower to make the Acquisition without violating the provisions of Section 6 of the Credit Agreement, and this Consent does not constitute, nor should it be construed as, a waiver of compliance by Coram or the Borrower with respect to (i) Section 6 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Acquisition or otherwise).

SECTION 8. COUNTERPARTS; EFFECTIVENESS

                 This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. This Amendment (other than the provisions of Sections 1, 6 and 7 which shall become effective as provided in Section 2 hereof) shall become effective upon execution of a counterpart hereof by the Borrower, Coram, each Subsidiary Guarantor, each Lender and authorization of delivery of such counterparts.

SECTION 9. MISCELLANEOUS

                 A. The Borrower acknowledges that all costs, fees and expenses as described in subsection 9.05 of the Credit Agreement, or otherwise provided for under the Loan Documents, incurred with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower, subject to the limitation contained in Section 2(H)(iii) of this Amendment.

                 B. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            CORAM HEALTHCARE CORPORATION


                                            By:
                                               -----------------------------
                                            Name:
                                            Title:

                                               CORAM, INC.


                                               By:
                                                  ----------------------
                                               Name:
                                               Title:

                                               EACH SUBSIDIARY
                                               GUARANTOR LISTED ON
                                               ANNEX I


                                               By:
                                                  ----------------------
                                               Name:
                                               Title:


                                               THE CHASE MANHATTAN
                                               BANK, as Administrative Agent
                                               and as Collateral Agent


                                               By:
                                                  ----------------------
                                               Name:
                                               Title:

                                               Lenders
                                               -------

                                               GOLDMAN SACHS CREDIT
                                               PARTNERS L.P.


                                               By:
                                                  ----------------------
                                               Name:
                                               Title:

                                 SCHEDULE 2.01
                                  Commitments

                                                Term Loan        Revolving
                                                ---------        ---------
Lender                                          Commitment       Commitment
------                                          ----------       ----------
Goldman Sachs Credit Partners L.P.              $115,000,000      $35,000,000
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10010
Telephone: (212) 902-2004
Telecopy: (212) 902-2417





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